AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                   AND AMENDMENT NO. 2 TO SUPPLEMENT A TO
                        LOAN AND SECURITY AGREEMENT

                              September 28, 1995

     Empire Gas Corporation
     1700 South Jefferson Street
     Lebanon, Missouri  65536
     Attn:  Valeria Schall

     Ladies and Gentlemen:

               Reference is made to the Loan and Security Agreement (as amended and supplemented, the "Loan Agreement"), dated as of June 29, 1994 among Empire Gas Corporation ("Borrower"), the Lenders party thereto (the "Lenders") and Bank of America Illinois, f/k/a Continental Bank, f/k/a Continental Bank N.A., as a Lender and as Agent for the Lenders ("BAI"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

               Borrower has requested that Lenders agree to retroactively (i) amend Section 5.18(a) of the Loan Agreement to permit advances to certain employees, which advances will be reduced to be in compliance with Section 5.18, as amended hereby, prior to October 31, 1995, (ii) increase the amount of capital expenditures permitted to be made by Borrower during the 1995 Fiscal Year pursuant to Section 6.2 of Supplement A to the Loan Agreement ("Supplement A"), and (iii) amend the Interest Coverage Ratio contained in Section 6.3 of Supplement A. Lenders have agreed to the foregoing on the terms, and pursuant to the conditions, contained herein, including, without limitation, the condition that Borrower agrees to amend the Loan Agreement to require Borrower to obtain the prior written consent of requisite Lenders before consummating any Acquisition.

               Therefore, the parties hereto agree as follows:

               A. Amendment to Loan Agreement. The Loan Agreement is hereby amended, retroactively effective as of June 30, 1995, as follows:

               (i) Section 5.12. Section 5.12 of the Loan Agreement is hereby amended to add a new subsection (d) thereto, which shall be inserted immediately following subsection (c) therein and immediately prior to the semicolon therein, and shall read as follows:

               "or (d) purchase or otherwise acquire, or agree to purchase or otherwise acquire, any of the stock, assets or business of any Person (including, without limitation, by means of an Acquisition)"

               (ii) Section 5.15. Subsection (h) of Section 5.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "(h) 'Acquisition Indebtedness' as that term is defined in the Senior Loan Documents in the aggregate principal amount outstanding as of September 28, 1995."

               (iii) Section 5.18. Subsection (a) of Section 5.18 of the Loan Agreement is amended and restated in its entirety to read as follows:

               "(a) advances not exceeding $72,000 to each of Jerry Mulligan, Daniel Binning and Kenneth DePrinzio which do not remain outstanding in an amount which exceeds the limits set forth below after October 31, 1995 (the "Agreed Loans") and advances to other employees of Borrower or employees of any of the Subsidiaries for travel or other ordinary business expenses, provided that, the aggregate amount of such advances (other than the Agreed Loans prior to October 31, 1995) outstanding at any one time shall not exceed $25,000 for any single employee and $75,000 in the aggregate for all employees;"

               B. Amendment to Supplement A. Supplement A is hereby amended, retroactively effective as of June 30, 1995, as follows:

               (i) Section 6.2. Section 6.2 of Supplement A is hereby amended and restated in its entirety as follows:

               "6.2 Capital Expenditures. Borrower will not purchase or otherwise acquire (including, without limitation, acquisition by way of Capitalized Lease), or commit to purchase or otherwise acquire or commit to purchase or otherwise acquire or permit its Subsidiaries to purchase or otherwise acquire, any fixed asset if, after giving effect to such purchase or other acquisition, the aggregate cost of all fixed assets purchased or otherwise acquired by Borrower or its Subsidiaries in any Fiscal Year period set forth below, other than in connection with a startup or an Acquisition permitted under the Agreement, would exceed the following amounts during the corresponding periods:

                    Period                   Capital Expenditures

               1995 Fiscal Year                   $4,200,000

               1996 Fiscal Year                    3,000,000

               1997 Fiscal Year                    3,000,000"

               (ii) Section 6.3. The first paragraph of Section 6.3 of Supplement A to the Loan and Security Agreement is hereby amended and restated in its entirety, as follows:

               "6.3 Interest Coverage Ratio. Borrower will not permit the ratio ("Interest Coverage Ratio") of (a) net earnings before interest expense, income tax expense, depreciation and amortization to (b) cash interest expense in respect of Indebtedness under the Agreement, in respect of the Senior Notes, in respect of Subordinated Debt and in respect of Acquisition Indebtedness, in each case measured on the last day of any calendar month in any period set forth below, calculated for the 12 months ending on such date, and determined for Borrower and its Subsidiaries on a consolidated basis, and in accordance with GAAP, to be less than the ratio set forth below opposite such period:

                                                  Interest Coverage
                    Period                              Ratio

               June 1, 1995 through and                0.8:1.0
                    including September 30, 1995
               October 1, 1995 through and             1.0:1.0
                    including December 31, 1995
               January 1, 1996 through and             1.1:1.0
                    including February 29, 1996
               March 1, 1996 through and
                    including May 31, 1996             1.2:1.0
               June 1, 1996 and thereafter             1.4:1.0

               C. Scope. This Amendment No. 1 to Loan and Security Agreement and Amendment No. 2 to Supplement A to Loan and Security Agreement ("Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, Supplement A and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

               D. Condition to Effectiveness. This Amendment shall be effective immediately upon (i) receipt by BAI of an amendment fee of $10,000, which fee is fully earned and payable as of the date hereof and (ii) the execution of this Amendment by BAI, on behalf of the Lenders, acceptance hereof by Borrower and each other Obligor, and delivery hereof to BAI at 231 South LaSalle Street, Chicago, Illinois 60690, Attention: Mark Cordes, on or prior to September 28, 1995.

                                   Very truly yours,

                                   BANK OF AMERICA ILLINOIS,
                                   f/k/a CONTINENTAL BANK,
                                   f/k/a CONTINENTAL BANK, N.A.,


                                   ON BEHALF OF THE LENDERS

                                   By /s/ John P. Hesselmann
                                      _________________________
                                     Its  Sr. Vice President

     Acknowledged and agreed to this
     28th day of September, 1995.

     EMPIRE GAS CORPORATION

     By /s/ Paul S. Lindsey, Jr.
       ___________________________
       Its  President


                Acknowledgment and Acceptance of Guarantors

               Each of the undersigned is a party to the Master Corporate Guaranty dated June 29, 1994 in favor of BAI, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment No. 1 to Loan and Security Agreement and Amendment No. 2 to Supplement A to Loan and Security Agreement ("Amendment"), accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amendment.

                         Acknowledged and Agreed to this 28th day of September, 1995.

                         EACH OF THE SUBSIDIARIES OF EMPIRE GAS
                         CORPORATION LISTED ON EXHIBIT A ATTACHED
                         HERETO

                         By /s/ Valeria Schall
                            __________________________________
                             Vice President of each Subsidiary